Exhibit 99.1

Press Release – The Board of Directors Names Ashfaq Munshi as Interim CEO and President

Joanne Keates

Vice President, Investor Relations

MSC.Software

(714) 444-8551

joanne.keates@mscsoftware.com

Jennifer Brannon

Senior Manager, Public Relations

MSC.Software

(714) 445 3119

Jennifer.brannon@mscsoftware.com

The Board of Directors of MSC.Software Names Ashfaq Munshi

Interim CEO and President

SANTA ANA, Calif. – March 12, 2009 – MSC.Software Corporation (NASDAQ:MSCS) today announced that the Board of Directors has named Ashfaq A. Munshi interim Chief Executive Officer and President of the Company. These actions followed the decision of William J. Weyand, Chairman and CEO and Glenn Weinkoop, President and COO to resign from MSC after four years. The Board of Directors also named current board members Donald Glickman and Robert A. Schriesheim to serve as non-executive co-chairmen, effective immediately.

The Board of Directors has retained a national firm to conduct a search for a permanent CEO. In separating the roles of CEO and Chairman, MSC has further moved its governance structure toward current best practices.

“Ash is a proven execution-oriented software general manager, whose experience includes executive positions at Oracle Corporation, Silicon Graphics and Applied Materials. Ash is also a successful Silicon Valley CEO having founded, managed and sold software business in various areas of supply chain management. He has worked with MSC products since the early 1980’s as a customer and in the 1990’s in tuning the software for SGI hardware. Additionally, he has worked with many of MSC’s customers in the aerospace and automotive industries. He has a passion for MSC’s business, and is committed to building strong relationships with customers, employees and shareholders – and has the respect and support of MSC’s management team. The entire Board supports Ash in his new role and we look forward to working with him in the coming months. The Board and the Company wish to thank Bill Weyand and Glenn Wienkoop for their services to MSC,” said Don Glickman and Rob Schriesheim, on behalf of the entire Board of MSC.Software.

Ashfaq Munshi has served as a Director of MSC since September 2006. Earlier in his career he served as a corporate vice president at Applied Materials where he was responsible for software and automation. Previously he was vice president and general manager of the Enterprise Business Unit at Silicon Graphics and prior to that he was director of development and marketing at Oracle. He has an A.B. degree in mathematics from Harvard University.

About MSC.Software Corporation

MSC.Software Corporation (NASDAQ: MSCS) is a leading global provider of enterprise simulation solutions including simulation software and services, that helps companies make money, save time and reduce costs associated with designing and testing

Press Release – The Board of Directors Names Ashfaq Munshi as Interim CEO and President

manufactured products. MSC.Software works with thousands of companies in hundreds of industries to develop better products faster by utilizing information technology, software and services. MSC.Software employs more than 1000 people in 22 countries. For additional information about MSC.Software’s products and services, please visit www.mscsoftware.com.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties. The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, without limitation, statements regarding our expectations, beliefs, intentions or strategies regarding the future. All forward-looking statements included in this press release are based on information available to us on the date hereof. These statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results to differ materially from those implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “continue,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither we nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. Important factors that may cause actual results to differ from expectations include, but are not limited to, those discussed in “Risk Factors” on our 2007 Form 10-K filed with the Securities and Exchange Commission. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.